EXHIBIT 99.6


     TRIPARTY CONTINGENT ASSIGNMENT AGREEMENT dated as of June 26, 2001 (the "Agreement"), among Capital Auto Receivables Asset Trust 2001-2 (the "Trust"), General Motors Acceptance Corporation ("GMAC") and Citibank, N.A. ("Citibank").

     WHEREAS,  the  Trust  and  Citibank  have  entered  into the  Primary  Swap
Agreement;

     WHEREAS, GMAC and Citibank have entered into the Secondary Swap Agreement;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   Definitions

     SECTION 1.01 The following terms shall have the meanings set forth below:

     "Additional  Contingent  Counterparty"  means a Person  with the  Requisite
Rating entering into an agreement substantially similar to this Agreement pursuant to Section 2.02.

     "Assignment Date" means the date upon which GMAC receives notice from the Trust of the occurrence of a Designated Event, or if such date is not a Business Day, the next succeeding Business Day.

     "Delinquent Payments" means any payments owed to the Trust as a result of liabilities, obligations and duties of Citibank pursuant to the Primary Swap Agreement accruing prior to the Assignment Date that have not been made by Citibank.

     A "Designated Event" shall occur (a) if one or more Events of Default occurs under the Primary Swap Agreement with Citibank as the Defaulting Party and the Trust notifies Citibank that it is declaring a Designated Event to have occurred, (b) upon the occurrence of any applicable Termination Event under the Primary Swap Agreement in which Citibank is an Affected Party, if no transfer is effected under Part 1(f)(iv) of the Schedule to the Primary Swap Agreement (or in the case of a credit downgrade which results in GMAC having a higher credit rating than Citibank, no appropriate arrangements pursuant to the Primary Swap Confirmation's credit downgrade provisions are made within 30 days) with respect to such event and an assignment pursuant to Section 2.01 would result in the non-occurrence of such event as it pertains to Citibank or (c) if the Trust receives a notice from Citibank pursuant to the provisions of Section 2.03 herein.

     "Fallback Swap Agreement" means the ISDA Master Agreement (including the Schedule) and the Fallback Swap Confirmations.


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     "Fallback Swap  Confirmations"  means (i) the Confirmation of Interest Rate
Swap Transaction re Class A-1 Notes, (ii) the Confirmation of Interest Rate Swap Transaction re Class A-2 Notes, (iii) the Confirmation of Interest Rate Swap
Transaction re Certificates and (iv) the Confirmation of Interest Rate Swap Transaction re VPRNs, each of which is between GMAC and the Trust and which have been entered into pursuant to the ISDA Master Agreement (including the Schedule thereto) dated as of June14, 2001 between GMAC and the Trust.

     "Fallback Swap Transaction" means the transaction described in each of the Fallback Swap Confirmations.

     "GMAC" means General Motors Acceptance Corporation.

     "Joint   Probability"   has  the  meaning   given  in  each   Primary  Swap
Confirmation.

     "Moody's" means Moody's Investors Service.

     "Operative Swap Agreement" means (i) prior to the Assignment Date, the Primary Swap Agreement and (ii) on and after the Assignment Date, the Fallback Swap Agreement.

     "Operative Swap Transactions" means (i) prior to the Assignment Date, the Primary Swap Transactions and (ii) on and after the Assignment Date, the Fallback Swap Transactions.

     "Primary Swap Agreement" means the ISDA Master Agreement (including the Schedule) dated as of June 14, 2001 between Citibank and the Trust, and the Primary Swap Confirmations.

     "Primary Swap Confirmations" means (i) the Confirmation of Interest Rate Swap Transaction re Class A-1 Notes, (ii) the Confirmation of Interest Rate Swap Transaction re Class A-2 Notes, (iii) the Confirmation of Interest Rate Swap
Transaction re Certificates and (iv) the Confirmation of Interest Rate Swap Transaction re VPRNs, each of which is between Citibank and the Trust and which have been entered into pursuant to the ISDA Master Agreement (including the Schedule thereto) dated as of June 14, 2001 between Citibank and the Trust.

     "Primary Swap Transaction" means the transaction described in each of the Primary Swap Confirmations.

     "Requisite Rating" means a long-term, unsecured and unsubordinated debt rating from S&P or Moody's which, when considered together with the long-term, unsecured and unsubordinated debt rating of GMAC, would result in a Joint Probability of at least AA- in the case of S&P, or Aa3 in the case of Moody's.

     "Secondary Swap Agreement" means the ISDA Master Agreement (including the Schedule thereto), dated as of March 22, 1988, between Citibank and GMAC and the Secondary Swap Confirmations.


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     "Secondary Swap Confirmations"  means (i) the Confirmation of Interest Rate
Swap Transaction re Class A-1 Notes, (ii) the Confirmation of Interest Rate Swap Transaction re Class A-2 Notes, (iii) the Confirmation of Interest Rate Swap
Transaction re Certificates, and (iv) the Confirmation of Interest Rate Swap Transaction re VPRNs, each of which is between GMAC and Citibank and which have been entered into pursuant to the ISDA Master Agreement (including the Schedule thereto) dated as of ___________, ____ between GMAC and Citibank.

     "Secondary Swap Transaction" means the transaction described in each of the Secondary Swap Confirmations.

     "Servicer" means GMAC or its successor as servicer pursuant to the Trust Sale and Servicing Agreement.

     "S&P" means Standard and Poor's Ratings Services, a Division of the McGraw-Hill Companies and any successor.

     SECTION 1.02 Definitions. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings specified for such terms (i) in the Primary Swap Agreement or the Secondary Swap Agreement, as dictated by its context or (ii) if not defined therein, in Appendix A to the Trust Sale and Servicing Agreement, dated as of June 26, 2001 between the Trust, the Seller and the Servicer (the "Trust Sale and Servicing Agreement"). The rules of construction specified in Part II of such Appendix A shall apply to this Agreement.

                                   ARTICLE II

                        Assignment Upon Designated Event

     SECTION 2.01 Assignment. In the event that a Designated Event shall have occurred and is then continuing and the Trust has notified GMAC in writing of such occurrence and continuance and has provided evidence reasonably satisfactory to GMAC that a Designated Event has occurred and is then continuing, each of the following shall automatically occur on the Assignment
Date:

          (a) GMAC shall accede to rights and obligations equivalent to those of Citibank under each of the Primary Swap Transactions in accordance with the terms of the Fallback Swap Agreement (including rights, title and interests and liabilities, obligations and duties accruing prior to the Assignment
     Date). In connection with the foregoing, in the event that there are Delinquent Payments under any Primary Swap Transaction, GMAC shall promptly (and in any event no later than the next Business Day) make the full amount of such Delinquent Payments to the Trust (but only to the extent that GMAC has not made a corresponding payment under the Fallback Swap Agreement). In the event that Citibank has been paid an amount corresponding to the Delinquent Payments under the Secondary Swap Agreement, Citibank agrees to reimburse GMAC in an amount equal to the full amount of any such payments. In the event that Citibank has made payments to the Trust as a result


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     of liabilities,  obligations  and duties of Citibank  accruing prior to the
     Assignment Date in circumstances where GMAC has not made the corresponding payments to Citibank under the Secondary Swap Agreement, GMAC agrees to reimburse Citibank in an amount equal to the full amount of any such payments. Except as expressly provided in the third sentence of this paragraph (a), on and at all times following the Assignment Date, Citibank shall have no liabilities, obligations and duties, including payment obligations of any kind, under the Primary Swap Agreement. As of the Assignment Date, the Primary Swap Transactions shall be governed by the terms of the Fallback Swap Agreement, and the Primary Swap Agreement shall no longer govern the Primary Swap Transactions (except with respect to rights, liabilities, obligations and duties accrued prior to the Assignment
     Date).

          (b) The Secondary Swap Transactions shall be terminated on and as of the Assignment Date without further liability or obligation of either party thereto, without prejudice to those rights, liabilities, obligations and duties accruing prior to the Assignment Date.

          (c) Upon (i) the effectiveness of the Fallback Swap Agreement and (ii) the payment by GMAC to the Trust in a timely fashion of all Delinquent Payments, if any, (x) the Event of Default or Termination Event under the Primary Swap Agreement constituting such Designated Event, if any, shall be deemed to be cured on and as of the Assignment Date, and (y) no Early Termination Date (as defined in the Primary Swap Agreement) may be designated as a result of such Designated Event.

     There shall be no breakage fees or other termination costs or expenses payable by the Trust to Citibank or by Citibank to GMAC in connection with an assignment of the Primary Swap Agreement to GMAC in accordance with this Section
2.01 and the termination of a Secondary Swap Transaction as a result of the occurrence and continuance of a Designated Event.

     SECTION 2.02 Additional Contingent Counterparty. If GMAC has acceded to the rights and obligations of Citibank under the Primary Swap Agreement in accordance with the provisions of this Article II, GMAC shall have the option to find a Person with the Requisite Rating that will either (i) enter into an assignment agreement that is substantially similar to this Agreement pursuant to which such Person will become the Additional Contingent Counterparty or (ii) enter into a swap transaction substantially similar to the Primary Swap Transactions and a contingent assignment agreement that is substantially similar to this Agreement under which such Person would accede to the rights and obligations of GMAC under the Primary Swap Agreement and GMAC will become the Additional Contingent Counterparty. Citibank shall reimburse GMAC for any costs associated with finding a party to serve as the Additional Contingent Counterparty. Any delay or inability in finding a party to serve as the Additional Contingent Counterparty will not result in the occurrence of a Termination Event, an Event of Default or otherwise lead to the designation of an Early Termination Date under the Operative Swap Agreement.

     SECTION 2.03 Notice. Citibank agrees that, to the extent that it has actual knowledge that it will be unable to make a payment or delivery on a scheduled payment date under the Primary


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Swap Agreement,  it shall provide notice to the Trust of such inability at least two Business Days prior to such scheduled payment date. This Section 2.03 shall not be construed to obligate Citibank to undertake any affirmative action or inquiry to ascertain whether it will be able to make any such payment or delivery. Any failure by Citibank to provide notice to the Trust of such inability shall be without prejudice to Citibank's rights under this Agreement and the Primary Swap Agreement.

                                   ARTICLE III

                                  Miscellaneous

     SECTION 3.01 Miscellaneous. (a) Entire Agreement. This Agreement, the Primary Swap Agreement and the Secondary Swap Agreement constitute the entire agreement and understanding of the parties with respect to the subject matter thereof and supersede all oral communications and prior writings (except as otherwise provided therein) with respect thereto.

     (b)  Counterparts.   This  Agreement  may  be  executed  and  delivered  in
counterparts (including by facsimile transmission) each of which will be deemed an original.

     (c) Headings. The headings used in this agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

     (d) GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE).

     (e) Notices. All demands, specifications and notices to a party hereto under this Agreement will be made pursuant to the provisions of the Primary Swap Agreement or the Secondary Swap Agreement, as applicable.

     (f) No Waiver. Notwithstanding any other provision in this Agreement to the contrary, no full or partial failure to exercise and no delay in exercising, on the part of any party hereto, any right, remedy, power or privilege under this Agreement, regardless of the frequency or constancy of such failure or delay, shall operate in any way as a waiver thereof by such party.

     (g) Inconsistencies. Except as expressly provided herein, the Primary Swap Agreement shall not be deemed to be amended hereby in any respect. In the event of any inconsistencies between the provisions of this Agreement and those of the Primary Swap Agreement or the Secondary Swap Agreement, the provisions hereof shall prevail.

     (h) Amendments. This Agreement may not be amended except by the execution of a written instrument by all parties hereto.


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     (i) Limitation of Liability.  It is expressly  understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Bankers Trust (Delaware), not in its individual capacity but solely as Owner Trustee of Capital Auto Receivables Asset Trust 2001-2 in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Bankers Trust (Delaware) but is made and intended for the purpose for binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Bankers Trust (Delaware) in its individual, corporate capacity, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall
Bankers  Trust   (Delaware)  be  personally   liable  for  the  payment  of  any
indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other related documents.


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     IN WITNESS WHEREOF,  the parties have executed this agreement by their duly authorized officers as of the date hereof.

                              CAPITAL AUTO RECEIVABLES ASSET TRUST
                              2001-2

                              By BANKERS TRUST (DELAWARE) not in
                              its individual capacity, but solely as trustee

                              By         CHARLES C. GREITER
                                 -------------------------------------------
                                 Name:   Charles C. Greiter
                                 Title:  Attorney-in-Fact


                              GENERAL MOTORS ACCEPTANCE
                              CORPORATION

                              By ------------------------------------------
                                 Name:
                                 Title:


                              CITIBANK, N.A.
                              By ------------------------------------------
                                 Name:
                                 Title:






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